                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1995 95-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1995 to March 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of April, 1995.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           -----------------------------
                                            Phyllis A. Knight
                                            Assistant Vice President and
                                             Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  March, 1995

                           CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                           TRUST ACCOUNT #3334018-0
                           REMITTANCE DATE:  4/17/95


                                                  Total $       Per $1,000
                                                  Amount         Original
                                                ----------      ----------
Class A Certificates
- --------------------
(1) Amount available (including Monthly
    Servicing Fee)                            $6,265,627.90

A.  Interest
    (2)  Aggregate Interest
         a. Class A-1 Interest                   268,575.53      5.71437298
         b. Class A-2 Interest                   397,800.00      6.50000000
         c. Class A-3 Interest                   265,000.00      6.62500000
         d. Class A-4 Interest                   328,000.00      6.83333333
         e. Class A-5 Remittance Rate
             (8.40%, unless Weighted Average
              Contract Rate is below 8.40%)           8.40%
         f. Class A-5 Interest                   357,000.00      7.00000000
         g. Class A-6 Remittance Rate
             (8.70%, unless Weighted Average
              Contract Rate is below 8.70%)           8.70%
         h. Class A-6 Interest                   429,113.00      7.25000000

    (3)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                   .00             .00

    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                   .00             .00

B.  Principal
    (5)  Formula Principal Distribution
         Amount                                2,497,664.18             N/A
         a. Scheduled Principal                  561,723.36             N/A
         b. Principal Prepayments              1,559,479.20             N/A
         c. Liquidated Contracts                  33,009.60             N/A
         d. Repurchases                          343,452.02             N/A

    (6)  Pool Scheduled Principal
            Balance                          373,296,038.35    986.66864190
   (6a)  Pool Factor                              .98666864

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                           .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  March, 1995
                                    Page 2

                             CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                             TRUST ACCOUNT #3334018-0
                             REMITTANCE DATE:  4/17/95

                                                    Total $       Per $1,000
                                                     Amount        Original
                                                   ----------    ------------
  (8)  Class A Percentage for such Remittance
       Date (Until Class B Cross-Over Date,
       and on each Remittance Date thereafter
       unless each Class B Principal
       Distribution Test is satisfied, equals
       Class A Principal Balance divided by
       pool Scheduled Principal Balance)                 89.92%

  (9)  Class A Percentage for the following
       Remittance Date                                   89.86%

 (10)  Class A Principal Distribution:
       a. Class A-1                                2,497,664.18   53.14179106
       b. Class A-2                                         .00           .00
       c. Class A-3                                         .00           .00
       d. Class A-4                                         .00           .00
       e. Class A-5                                         .00           .00
       f. Class A-6

 (11)  Class A-1 Principal Balance                41,956,216.35  892.68545426
(11a)  Class A-1 Pool Factor                          .89268545

 (12)  Class A-2 Principal Balance                61,200,000.00  1000.0000000
(12a)  Class A-2 Pool Factor                         1.00000000

 (13)  Class A-3 Principal Balance                40,000,000.00  1000.0000000
(13a)  Class A-3 Pool Factor                         1.00000000

 (14)  Class A-4 Principal Balance                48,000,000.00  1000.0000000
(14a)  Class A-4 Pool Factor                         1.00000000

 (15)  Class A-5 Principal Balance                51,000,000.00  1000.0000000
(15a)  Class A-5 Pool Factor                         1.00000000

 (16)  Class A-6 Principal Balance                59,188,000.00  1000.0000000
(16a)  Class A-6 Pool Factor                         1.00000000

 (17)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                 .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  March, 1995
                                    Page 3
                             CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                             TRUST ACCOUNT #3334018-0
                             REMITTANCE DATE:  4/17/95

                                                      Total $    Per $1,000
                                                      Amount      Original
                                                     --------   ------------

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (18)  31-59 days                               1,512,153.98             46

  (19)  60 days or more                            219,466.05              6

  (20)  Current Month Repossessions                       .00              0

  (21)  Repossession Inventory                            .00              0

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in March 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                 .06%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                      .02%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                 .41%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                      .21%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from March 1, 2000 to
         February 28, 2000, 9% from March 1, 2001 to
         February 28, 2001 and 10% thereafter)                             0

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                         -11.00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                 8.40%. 8.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  March, 1995
                                    Page 4

                       CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                       TRUST ACCOUNT #3334018-0
                       REMITTANCE DATE:  4/17/95


   (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
        arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
        may not exceed 2.50%)                                                 0

(26)    Class B Principal Balance Test

   (a)  Class B Principal Balance (before any distributions
        on current Remittance Date) divided by pool Scheduled
        Principal Balance for prior Remittance date (must
        equal or exceed 17.5%) and the Class B Principal Balance
        as of such Remittance Date is greater than or equal
        to $7,566,796.00                                                  10.08%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS M-1 CERTIFICATES
                                 MONTHLY REPORT
                                  March, 1995
                                     Page 5

                             CUSIP#'S  393505-FH0
                             TRUST ACCOUNT #3334018-0
                             REMITTANCE DATE: 4/17/95


                                                      Total $   Per $1,000
                                                      Amount     Original
                                                     --------   ----------
 CLASS M1 CERTIFICATES
 ---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                            1,722,475.19

 A.    Interest
 (28)  Aggregate interest

       (a) Class M-1 Remittance Rate
           (9.05%, unless Weighted Average
           Contract Rate is below 9.05%)                 9.05%

       (b) Class M-1 Interest                      257,035.08   7.54166657

 (29)  Amount applied to:
       a. Unpaid Class M-1 Interest Shortfall             .00            0

 (30)  Remaining:
       a. Unpaid Class M-1 Interest Shortfall             .00            0

 B.    Principal
 (31)  Formula Principal Distribution Amount
       a. Scheduled Principal                             .00          N/A
       b. Principal Prepayments                           .00          N/A
       c. Liquidated Contracts                            .00          N/A
       d. Repurchases                                     .00          N/A

 (32)  Class M-1 Principal Balance              34,082,000.00  1000.00000000
(32a)  Class M-1 Pool Factor                       1.00000000

 (33)  Class M-1 Percentage after prior
       Remittance Date                                    .00

 (34)  Class M-1 Percentage for such Remittance
       Date                                               .00

 (35)  Class M-1 Percentage for the following
       Remittance Date                                    .00

 (36)  Class M-1 Principal Distribution:
       a. Class M-1                                       .00     0.00000000

 (37)  Unpaid Class M-1 Principal Shortfall
       (if any) following prior Remittance Date           .00

 (38)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date         .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  March, 1995

                             CUSIP#'S  393505-FJ6, FK3
                             REMITTANCE DATE: 4/17/95

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                   ----------     ------------
Class B1 Certificates
- ---------------------
 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                             1,465,440.11

 (2)  Class B-1 Remittance Rate (9.00% unless
      Weighted Average Contract Rate is
      below 9.00%)                                       9.00%

 (3)  Aggregate Class B1 Interest                  113,610.00       7.50000000

 (4)  Amount applied to Unpaid Class
      BI Interest Shortfall                               .00              .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                  .00              .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date            .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)               .00

(7a)  Class B Percentage for the following
      Remittance Date                                     .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)              .00

(9a)  Class B1 Principal Shortfall                        .00

(9b)  Unpaid Class B1 Principal Shortfall                 .00

(10)  Class B Principal Balance                 37,869,822.00

(11)  Class B1 Principal Balance                15,148,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                  March, 1995
                                     Page 2

                             CUSIP#'S  393505-FJ6, FK3
                             REMITTANCE DATE: 4/17/95

                                                       Total $     Per $1,000
                                                        Amount      Original
                                                      ---------    ----------
 Class B2 and C Certificates
 ---------------------------
 (12)  Remaining Amount Available                  1,351,830.11

 (13)  Class B-2 Remittance Rate (9.20%
       unless Weighted Average Contract
       Rate is less than 9.20%)                            9.20%

 (14)  Aggregate Class B2 Interest                   174,200.64    7.66666687

 (15)  Amount applied to Unpaid Class
       B2 Interest Shortfall                                .00           .00

 (16)  Remaining Unpaid Class B2
       Interest Shortfall                                   .00           .00

 (17)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date             .00

 (18)  Class B2 Principal Liquidation Loss Amount           .00

 (19)  Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)            .00

 (20)  Guarantee Payment                                    .00

 (21)  Class B2 Principal Balance                 22,721,822.00

 (22)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount, Class M-1 Distribution
       and Class B1 and B2 Distribution Amount;
       if the Company is the Servicer)               156,580.71

 (23)  3% Guarantee Fee                              939,484.26

 (24)  Class C Residual Payment                       81,564.50

 (25)  Repossessed Contracts                                .00

 (26)  Repossessed Contracts Remaining
       in Inventory                                         .00

 (27)  Weighted Average Contract Rate                  11.85148

                                      GTFC
                                      95-1
                                  March, 1995
                              Defaulted Contracts


                                               Estimated
                                   Repurchase   Loss at
Account #    Principal   Interest    Amount    Sale Date
- -----------  ----------  --------  ----------  ----------
97325257      33,009.60    234.64   33,244.24      (11.00)
             ----------   -------  ----------     -------

             $33,009.60   $234.64  $23,244.24     $(11.00)
             ==========   =======  ==========     =======

                                      GTFC
                                     1995-1
                                  March, 1995
                          Contracts Repurchased Due to
                    Breach of Representation and Warranties




                                    Repurchase
Account#     Principal   Interest     Amount
- --------    -----------  ---------  -----------
23415328      53,993.00     383.80    54,376.80
27416716      55,590.07     395.15    55,985.22
27417048      88,403.27     628.40    89,031.67
27417056      54,173.24     385.08    54,558.32
50418863      43,655.74     310.32    43,966.06
92401576      47,636.70     338.62    47,975.32
            -----------  ---------  -----------

TOTALS      $343,452.02  $2,441.37  $345,893.39
            ===========  =========  ===========